Exhibit 10.4

Bridgetown Holdings Limited

c/o 38/F Champion Tower

3 Garden Road, Central

Hong Kong

May 25, 2023

Re: Letter Agreement

Gentlemen:

Reference is made to the insider letter, dated October 15, 2020, delivered (the “Insider Letter”) by the undersigned to Bridgetown Holdings Limited, a Cayman Islands exempted company (the “Company”).

Capitalized terms used in this letter agreement have the terms ascribed to them in the Insider Letter.

We hereby agree to amend the Founder Shares Lock-up Period applicable to any party to the Insider Letter other than Sponsor to mean the earlier of (A) six months after the completion of the Company’s initial Business Combination or (B) subsequent to the Business Combination, (x) if the last sale price of the Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share splits, share capitalizations, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 10 consecutive trading days within any period commencing at least 150 days after the Company’s initial Business Combination or (y) the date on which the Company completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of the Company’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property.

We acknowledge that the lock-up provisions applicable to Sponsor in the Insider Letter are superseded by the Sponsor Support Agreement, of even date herewith, entered into by and among the Company, MoneyHero Limited (formerly known as Hyphen Group Limited), a Cayman Islands exempted company, CompareAsia Group Capital Limited, a Cayman Islands exempted company, and Bridgetown LLC, a limited liability company incorporated under the laws of the Cayman Islands.

The other provisions of the Insider Letter shall remain unchanged and in full force and effect.

[Signature pages follow]

Sincerely,

BRIDGETOWN LLC

By:	/s/ Matthew Danzeisen
Name:	Matthew Danzeisen
Title:	Manager

/s/ Daniel Wong
Daniel Wong

/s/ Matthew Danzeisen
Matthew Danzeisen

/s/ Samuel Altman
Samuel Altman

/s/ John R. Hass
John R. Hass

/s/ In Joon Hwang
In Joon Hwang

/s/ Kenneth Ng
Kenneth Ng

/s/ Steven Teichman
Steven Teichman

[Signature page to Letter Agreement]

Acknowledged and Agreed:

BRIDGETOWN HOLDINGS LIMITED

/s/ Matthew Danzeisen
Name:	Matthew Danzeisen
Title:	Director

[Signature page to Letter Agreement]